Exhibit 99.3
AMKOR TECHNOLOGY, INC.
SUPPLEMENT #2 TO
CONSENT SOLICITATION STATEMENT DATED SEPTEMBER 14, 2006,
AS SUPPLEMENTED BY THE SUPPLEMENT THERETO DATED SEPTEMBER 28, 2006
Solicitation of Consents Relating to Waivers
under the Indentures Governing the Following Series of Its Notes:

Title of Securities	Principal Amount Outstanding	CUSIP Number(s)
2.50% Convertible Senior Subordinated Notes due 2011	$190,000,000	031652AX8
5% Convertible Subordinated Notes due 2007	$142,422,000	031652AH3, 031652AF7

The Consent Solicitation for each series of Notes will expire at 5:00 p.m., New York City time, on October 5, 2006, unless otherwise extended or earlier terminated for a particular series of Notes (such time and date, as the same may be extended or earlier terminated for a particular series of Notes, the “Consent Date” for that particular series of Notes). You will be eligible to receive a Consent Fee for a particular series of Notes only if you validly deliver a consent prior to the Consent Date for that particular series of Notes (and do not properly revoke such consent prior to the date the Proposed Waivers become effective for that particular series of Notes). The Proposed Waivers for a particular series of Notes will become effective only upon receipt by the applicable Trustee of an officers’ certificate from Amkor certifying that valid Requisite Consents to the Proposed Waivers for that particular series of Notes have been received (and not properly revoked) and have been accepted for payment by Amkor, which effective date could be prior to the Consent Date for that particular series of Notes.

     If the Proposed Waivers for a particular series of Notes become effective, Amkor will be obligated to pay the Initial Consent Fee for that particular series of Notes and, if the Additional Conditions (as defined below) are satisfied or waived by Amkor, the Additional Consent Fee for that particular series of Notes, in each case to all Holders who have validly delivered a consent prior to the Consent Date for that particular series of Notes (and have not properly revoked such consent prior to the date the Proposed Waivers become effective for that particular series of Notes).
     This Supplement #2 (this “Supplement”) to the Consent Solicitation Statement dated September 14, 2006, as supplemented by the Supplement thereto dated September 28, 2006 (the “First Supplement” and, as so supplemented, the “Consent Solicitation Statement”), relating to a solicitation by Amkor Technology, Inc., a Delaware corporation (“Amkor” or “we”), of consents of Holders as of the Record Date of each of the series of Notes listed above, amends and supplements the Consent Solicitation Statement and the related Letter of Consent dated September 14, 2006, as supplemented by the First Supplement (as so supplemented, the “Letter of Consent”), as set forth below. Capitalized terms used but not defined in this Supplement have the respective meanings assigned to them in the Consent Solicitation Statement.
     This Supplement should be read together with the Consent Solicitation Statement and the related Letter of Consent. All references to and requirements regarding the Consent Solicitation Statement and the Letter of Consent contained in any document used by or on behalf of Amkor in connection with the Consent Solicitation shall be deemed to refer to the Consent Solicitation Statement and the Letter of Consent, respectively, as amended and supplemented by this Supplement. Except as set forth herein, all terms and conditions of the Consent Solicitation remain unchanged and in full force and effect.
     Holders who have not yet delivered their consents must still use the Letter of Consent previously mailed to such Holders to deliver their consents pursuant to the Consent Solicitation. Holders who have already properly delivered their consents pursuant to the Consent Solicitation need not take further action. Consents (whether previously or hereafter delivered) may only be revoked in the manner described in the Consent Solicitation Statement.
SUMMARY OF THE AMENDMENTS
     The Consent Solicitation Statement and the related Letter of Consent are being amended and supplemented, as described in more detail below under “Detailed Description of the Amendments,” to:
•	extend the Consent Date to 5:00 p.m., New York City time, on October 5, 2006; and

•	make certain changes to the text of the Proposed Waivers.

The Solicitation Agent for the Consent Solicitation is:
Jefferies & Company
The date of this Supplement is October 3, 2006

DETAILED DESCRIPTION OF THE AMENDMENTS
     The Consent Solicitation Statement and the related Letter of Consent are hereby amended and supplemented as follows:
•	Extension of Consent Date. We have extended the Consent Date for each series of Notes to 5:00 p.m., New York City time, on October 5, 2006, for each series of Notes, subject to our right to extend or earlier terminate for any particular series of Notes. Each reference to “5:00 p.m., New York City time, on October 3, 2006,” in the Consent Solicitation Statement and the related Letter of Consent is hereby amended to be “5:00 p.m., New York City time, on October 5, 2006.”

•	Changes to Text of Proposed Waivers. We have revised the text of the Proposed Waivers to be as follows:
•	compliance by Amkor with Sections 4.02 and 4.03 of the Indenture governing that particular series of Notes and the consequences of any failure to comply therewith, including the waiver of any Default or Event of Default that may have occurred, and the consequences thereof, from the failure by Amkor to file with the Securities and Exchange Commission (the “SEC”) prior to the applicable deadline specified in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to deliver to the applicable Trustee and the Holders of that particular series of Notes a copy of, any report or other information as it would be required to file with the SEC under Section 13(a) or 15(d) of the Exchange Act (including, without limitation, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 (the “Form 10-Q”)) and any related notices or reports (collectively the “SEC Reports”), or to comply with Section 4.02 or 4.03 of the Indenture; and

•	application of the definition of “Termination of Trading” to, and any consequences of, Amkor’s common stock ceasing to be either listed for trading on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States, as a result of Amkor’s failure to comply with Nasdaq’s Marketplace Rule 4310(c)(14), which rule requires Amkor to file with Nasdaq all reports and other documents filed or required to be filed with the SEC (also referred to herein as the “Termination of Trading Waiver”).
To reflect the foregoing, the bullet points in each of the second full paragraph on the cover page of the Consent Solicitation, the first full paragraph under the heading “What are the Proposed Waivers?” in the Summary Term Sheet on pages 1-2 of the Consent Solicitation Statement,” the first full paragraph under the heading “The Proposed Waivers—Proposed Waivers” on page 10 of the Consent Solicitation Statement, and the fourth full paragraph under the heading “Consent to Proposed Waivers” on page 3 of the Letter of Consent, are hereby deleted in their entireties and replaced with the bullet points set forth above.

The Information Agent and Tabulation Agent for the Consent Solicitation is:
Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3800
By Facsimile:
(For Eligible Institutions Only):
(212) 430-3775
Confirmation:
(212) 430-3774
By Mail, Overnight Courier or Hand Delivery:
65 Broadway — Suite 723
New York, New York 10006
     Requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the accompanying Letter of Consent and other related documents should be directed to the Tabulation Agent.
The Solicitation Agent for the Consent Solicitation is:
Jefferies & Company, Inc.
12th Floor
520 Madison Avenue
New York, New York 10022
(888) 272-1901 (Call U.S. Toll-Free)
(917) 421-1901